                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1995.


                                 /s/ William O. Bourke
                             --------------------------------
                                     William O. Bourke

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of June, 1995.


                                  /s/ Jill K. Conway
                             --------------------------------
                                      Jill K. Conway

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1995.


                                /s/ Stephen L. Hammerman
                             --------------------------------
                                    Stephen L. Hammerman

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1995.


                               /s/ Earle H. Harbison, Jr.
                             --------------------------------
                                   Earle H. Harbison, Jr.

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 12th day of June, 1995.


                                  /s/ George B. Harvey
                             --------------------------------
                                      George B. Harvey

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1995.


                                  /s/ William R. Hoover
                             --------------------------------
                                      William R. Hoover

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 8th day of June, 1995.


                                  /s/ Robert P. Luciano
                             ---------------------------------
                                      Robert P. Luciano

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1995.


                                  /s/ Aulana L. Peters
                             --------------------------------
                                      Aulana L. Peters

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1995.


                                /s/ John J. Phelan, Jr.
                             --------------------------------
                                    John J. Phelan, Jr.

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Merrill Lynch & Co., Inc., a Delaware corporation (the "Corporation"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), a Registration Statement on Form S-3 (the "Registration Statement"), including a prospectus and exhibits thereto, with any amendment or amendments (including post-effective amendments) and any supplement or supplements thereto, as prescribed by the Commission pursuant to the 1933 Act and the rules and regulations of the Commission promulgated thereunder, in connection with the registration of certain senior, fixed-rate debt securities of the Corporation, which by their terms will be paid and discharged by delivery of a specified number of shares of common stock of MGIC Investment Corporation, a Wisconsin corporation, or an equivalent value in cash.

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Daniel P. Tully, David H. Komansky, Joseph T. Willett and Stephen L. Hammerman, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including without limitation in any capacity on behalf of the Corporation), to execute the Registration Statement, including a prospectus and exhibits thereto, and any and all amendments (including post-effective amendments) thereto and any supplement or supplements thereto, as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all documents necessary or incidental in connection therewith, to file the same or cause the same to be filed with the Commission and to appear before the Commission in connection with any matter relating thereto. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and confirming the acts that said attorneys-in-fact and each of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 9th day of June, 1995.


                                  /s/ William L. Weiss
                             --------------------------------
                                      William L. Weiss